MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited)	December 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.6%
COMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 1.1%
Telkom Indonesia Persero Tbk PT	21,971,500	$5,636,704	(a)

Interactive Media & Services - 6.4%
NAVER Corp.	27,806	4,811,005	*(a)
Tencent Holdings Ltd.	737,600	27,847,994	(a)

Total Interactive Media & Services		32,658,999

TOTAL COMMUNICATION SERVICES		38,295,703

CONSUMER DISCRETIONARY - 10.6%
Automobile Components - 0.7%
Minth Group Ltd.	1,674,000	3,385,884	(a)

Automobiles - 1.6%
Maruti Suzuki India Ltd.	67,949	8,407,367	(a)

Broadline Retail - 4.1%
Alibaba Group Holding Ltd.	303,640	2,924,825	(a)
Alibaba Group Holding Ltd., ADR	167,841	13,009,356
JD.com Inc., ADR	160,196	4,628,062
JD.com Inc., Class A Shares	37,371	539,753	(a)

Total Broadline Retail		21,101,996

Hotels, Restaurants & Leisure - 1.4%
Meituan, Class B Shares	666,900	7,001,636	*(a)

Textiles, Apparel & Luxury Goods - 2.8%
Titan Co. Ltd.	323,774	14,290,413	(a)

TOTAL CONSUMER DISCRETIONARY		54,187,296

CONSUMER STAPLES - 2.7%
Consumer Staples Distribution & Retail - 2.2%
Robinsons Retail Holdings Inc.	2,590,555	1,854,908
Wal-Mart de Mexico SAB de CV	2,187,600	9,196,912

Total Consumer Staples Distribution & Retail		11,051,820

Personal Care Products - 0.5%
Proya Cosmetics Co. Ltd., Class A Shares	202,000	2,831,237	(a)

TOTAL CONSUMER STAPLES		13,883,057

ENERGY - 4.9%
Oil, Gas & Consumable Fuels - 4.9%
Cosan SA	2,615,352	10,301,809	(a)
Reliance Industries Ltd.	469,646	14,576,850	(a)

TOTAL ENERGY		24,878,659

See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2023 Quarterly Report	1

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
FINANCIALS - 25.9%
Banks - 20.5%
Al Rajhi Bank	457,856	$10,615,856	(a)
Bank Negara Indonesia Persero Tbk PT	14,892,400	5,196,552	(a)
Bank Rakyat Indonesia Persero Tbk PT	29,532,400	10,976,245	(a)
Capitec Bank Holdings Ltd.	58,949	6,577,250	(a)
China Merchants Bank Co. Ltd., Class H Shares	1,852,500	6,443,974	(a)
Credicorp Ltd.	34,220	5,130,605
Grupo Financiero Banorte SAB de CV, Class O Shares	1,056,300	10,643,244
HDFC Bank Ltd., ADR	309,871	20,795,443
ICICI Bank Ltd., ADR	634,400	15,124,096
Kotak Mahindra Bank Ltd.	382,043	8,753,581	(a)
Ping An Bank Co. Ltd., Class A Shares	2,817,000	3,730,100	(a)

Total Banks		103,986,946

Capital Markets - 1.8%
B3 SA - Brasil Bolsa Balcao	3,097,500	9,267,628	(a)

Insurance - 3.6%
AIA Group Ltd.	1,225,600	10,666,253	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	1,724,500	7,807,328	(a)

Total Insurance		18,473,581

TOTAL FINANCIALS		131,728,155

HEALTH CARE - 3.2%
Health Care Providers & Services - 1.5%
Dr Sulaiman Al Habib Medical Services Group Co.	39,736	3,007,423	(a)
Odontoprev SA	1,845,000	4,413,840	(a)

Total Health Care Providers & Services		7,421,263

Life Sciences Tools & Services - 0.9%
Wuxi Biologics Cayman Inc.	1,267,000	4,792,115	*(a)

Pharmaceuticals - 0.8%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	1,783,000	3,883,520	(a)

TOTAL HEALTH CARE		16,096,898

INDUSTRIALS - 4.9%
Electrical Equipment - 3.6%
Contemporary Amperex Technology Co. Ltd., Class A Shares	260,560	5,998,239	(a)
LG Energy Solution Ltd.	4,099	1,352,734	*(a)
WEG SA	1,483,300	11,268,239	(a)

Total Electrical Equipment		18,619,212

Machinery - 1.3%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	742,000	6,609,196	(a)

TOTAL INDUSTRIALS		25,228,408

See Notes to Schedule of Investments.

2	Martin Currie Emerging Markets Fund 2023 Quarterly Report

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
INFORMATION TECHNOLOGY - 32.2%
Electronic Equipment, Instruments & Components - 2.5%
Delta Electronics Inc.	737,367	$7,519,987	(a)
Samsung SDI Co. Ltd.	13,886	5,055,765	*(a)

Total Electronic Equipment, Instruments & Components		12,575,752

IT Services - 4.1%
EPAM Systems Inc.	13,742	4,086,046	*
Globant SA	47,903	11,399,956	*
Tata Consultancy Services Ltd.	119,171	5,427,512	(a)

Total IT Services		20,913,514

Semiconductors & Semiconductor Equipment - 15.8%
Globalwafers Co. Ltd.	425,000	8,110,744	(a)
SK Hynix Inc.	186,549	20,359,578	(a)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	476,368	49,542,272
Xinyi Solar Holdings Ltd.	3,824,000	2,235,688	(a)

Total Semiconductors & Semiconductor Equipment		80,248,282

Technology Hardware, Storage & Peripherals - 9.8%
Samsung Electronics Co. Ltd.	822,674	49,933,713	(a)

TOTAL INFORMATION TECHNOLOGY		163,671,261

MATERIALS - 7.7%
Chemicals - 3.8%
Asian Paints Ltd.	178,385	7,289,983	(a)
LG Chem Ltd.	20,272	7,797,087	(a)
Orbia Advance Corp. SAB de CV	1,929,025	4,270,187

Total Chemicals		19,357,257

Construction Materials - 1.6%
UltraTech Cement Ltd.	62,534	7,888,741	(a)

Metals & Mining - 2.3%
Antofagasta PLC	550,451	11,769,728	(a)

TOTAL MATERIALS		39,015,726

TOTAL INVESTMENTS - 99.6% (Cost - $481,351,255)		506,985,163
Other Assets in Excess of Liabilities - 0.4%		1,833,145

TOTAL NET ASSETS - 100.0%		$508,818,308

*	Non-income producing security.

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2023 Quarterly Report	3

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2023

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Martin Currie Emerging Markets Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

Martin Currie Emerging Markets Fund 2023 Quarterly Report	5

Notes to Schedule of Investments (unaudited) (continued)

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

6	Martin Currie Emerging Markets Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$17,637,418	$36,549,878	—	$54,187,296
Consumer Staples	11,051,820	2,831,237	—	13,883,057
Financials	51,693,388	80,034,767	—	131,728,155
Information Technology	65,028,274	98,642,987	—	163,671,261
Materials	4,270,187	34,745,539	—	39,015,726
Other Common Stocks	—	104,499,668	—	104,499,668

Total Investments	$149,681,087	$357,304,076	—	$506,985,163

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

Martin Currie Emerging Markets Fund 2023 Quarterly Report	7